                               POWER OF ATTORNEY

     WHEREAS, Alabama National Bancorporation (the "Company") proposes to file one or more registration statements and amendments thereto under the Securities Act of 1933 with respect to the issuance of shares of common stock of the Company, from time to time, under or pursuant to (i) the Company's Performance Share Plan, (ii) the Deferred Compensation Plan for Directors Who Are Not Employees of the Company, (iii) the Company's Deferred Compensation Plan for Key Employees, (iv) the Company's Deferred Compensation Plan for Non-Employee Directors of the Subsidiary Banks, (v) the Performance Share Plan for Certain Directors of Citizens & Peoples Bank, N.A., (vi) the First American BanCorp Stock Option Plan, dated October 20, 1992, (vii) the First American BanCorp 1994 Stock Option Plan, (viii) the Commerce Bankshares, Inc. Long Term Incentive Plan, (ix) options to purchase shares of common stock of the Company held by certain executive officers of First American Bank, (x) the First American BanCorp 401(k) Plan, (xi) the Community Financial Corporation 1994 Stock Option Plan, (xii) the Community Financial Corporation 1996 Stock Incentive Plan, and
(xiii) the Community Bank of Naples, N.A. 1996 Stock Option Plan.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of John H. Holcomb, III and Victor E. Nichol, Jr. their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statements and any appropriate amendments thereto, together with all necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statements and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statements on their behalf as attorney-in-fact and to amend or remedy any deficiencies with respect to said registration statements by appropriate amendment or amendments and to file the same as aforesaid.

     Dated as of December 17, 1998.

                                 ALABAMA NATIONAL BANCORPORATION


                                 By: /s/ John H. Holcomb, III
                                    ----------------------------------
                                 John H. Holcomb, III
                                 Its Chief Executive Officer


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

                                 /s/ W. Ray Barnes
                                 ----------------------------------
                                 W. Ray Barnes



                                 /s/ Dan M. David
                                 ----------------------------------
                                 Dan M. David



                                 /s/ T. Morris Hackney
                                 ----------------------------------
                                 T. Morris Hackney



                                 /s/ John H. Holcomb, III
                                 ----------------------------------
                                 John H. Holcomb, III



                                 /s/ John D. Johns
                                 ----------------------------------
                                 John D. Johns



                                 /s/ William W. Matthews, V
                                 ----------------------------------
                                 William E. Matthews, V



                                 /s/ John J. McMahon, Jr.
                                 ----------------------------------
                                 John J. McMahon, Jr.



                                 /s/ William D. Montgomery, Sr.
                                 ----------------------------------
                                 William D. Montgomery, Sr.

                                 /s/ C. Phillip McWane
                                 ----------------------------------
                                 C. Phillip McWane



                                 /s/ Drayton Nabers, Jr.
                                 ----------------------------------
                                 Drayton Nabers, Jr.



                                 /s/ Victor E. Nichol, Jr.
                                 ----------------------------------
                                 Victor E. Nichol, Jr.



                                 /s/ C. Lloyd Nix
                                 ----------------------------------
                                 C. Lloyd Nix



                                 /s/ G. Ruffner Page, Jr.
                                 ----------------------------------
                                 G. Ruffner Page, Jr.



                                 /s/ James S. Parks, Jr.
                                 ----------------------------------
                                 James S. Parks, Jr.



                                 /s/ William E. Sexton
                                 ----------------------------------
                                 William E. Sexton



                                 /s/ W. Stancil Starnes
                                 ----------------------------------
                                 W. Stancil Starnes


                                  Page 3 of 3